                                                                      EXHIBIT 21
                                                                     Page 1 of 4

                                  BORDEN, INC.
               SUBSIDIARIES OF REGISTRANT AS OF DECEMBER 31, 1995

                                                                               The percentage of                State or other
                                                                               voting securities                jurisdiction of
                                                                               owned, or other                  incorporation
Subsidiaries of Registrant:                                                    basis of control                 or organization
Albadoro S.p.A.                                                                           100                    Italy
      Monder Aliment S.p.A.                                                               100                    Italy
Alisa, S.A.                                                                                95                    Colombia
BCP Finance Corporation                                                                   100                    Delaware
BCP Management, Inc.                                                                      100                    Delaware
BDS Two, Inc.                                                                             100                    Delaware
      BDS Three, Inc.                                                                     100                    Delaware
      BDH One, Inc.                                                                       100                    Delaware
            Borden Realty UK Limited                                                      100                    United Kingdom
            Borden, S.A.                                                                  100                    Panama
              Broex, S.A.                                                                  50                    Panama
              Gallina Blanca, S.A.                                                         50                    Spain
            Borden U.K. Holdings, Ltd.                                                    100                    New Jersey
                  Borden U.K. Limited                                                     100                    United Kingdom
                        Borden (Bray) Ltd.                                                100                    Ireland
                        Borden Decorative Products Limited                                100                    United Kingdom
                              Borden Wallcoverings Pension
                                    Trustees Limited                                      100                    United Kingdom
                              Crown Wallcoverings-Borden Pension
                                    Trustee Ltd.                                          100                    United Kingdom
                        Borden Redevelopment Corp                                         100                    Missouri
                        Borden UK Common Investment Fund
                              Trustees Limited                                            100                    United Kingdom
            International Gourmet Specialties Company                                     100                    New Jersey
            International Packaging Corporation S.A.                                      100                    Luxembourg
                        Cofin Folien Gmbh                                                 100                    Germany
                        Cofin Hellas, S.A.                                                100                    Greece
                        Fiap France, S.A.                                                 100                    France
                        Interbusco Ltd.                                                    50                    United Kingdom
                        Pami Immobiliere, S.A.                                            100                    France
            JFI, Inc.                                                                     100                    Illinois

                                                                      EXHIBIT 21
                                                                     Page 2 of 4

                                  BORDEN, INC.
               SUBSIDIARIES OF REGISTRANT AS OF DECEMBER 31, 1995

                                                                  The percentage of                         State or other
                                                                  voting securities                         jurisdiction of
                                                                  owned, or other                           incorporation
Subsidiaries of Registrant:                                       basis of control                          or organization
      Meadow Gold Dairies Holding Company                                              100                    Delaware
            Meadow Gold Dairies, Inc.                                                  100                    Delaware
      OFI, Inc.                                                                        100                    Delaware
      Pastas Alimenticias La Imperial, S.A.                                            100                    Panama
            Alimentos Nutritivos S.A.                                                  100                    Panama
            Naxos S.A.                                                                 100                    Panama
      Re-Mi Foods, Inc.                                                                100                    Delaware
      Starflake Foods Company, Inc.                                                    100                    New York
      Sugeme, S.A.                                                                      50                    Spain
            Preparados Alimenticios, S.A.                                               50                    Spain
BDH Two, Inc.                                                                          100                    Delaware
      BDS One, Inc.                                                                    100                    Delaware
BFE Corp.                                                                              100                    Delaware
BFI Ltd., L.P.                                                                         100                    Delaware
Borden Australia (Pty.) Ltd.                                                           100                    Australia
      Borden Australia Superannuation (Pty) Limited                                    100                    Australia
Borden Belgium, N.V.                                                                   100                    Belgium
      Bordex (Belgium) S.A.                                                             87                    Belgium
Borden Company A/S, The                                                                100                    Denmark
      Cocio Chokolademaelk A/S                                                         100                    Denmark
            Borden Ost A/S                                                             100                    Denmark
Borden Company Limited, The                                                            100                    Canada
      Borden Company Limited The                                                       100                    Ireland
            Borden Foods Limited                                                       100                    Ireland
                  Borden International Packaging Ltd.                                   70                    Ireland
            Borden Exports Limited                                                     100                    Ireland
Borden De Costa Rica S.A.                                                              100                    Costa Rica
Borden Espana, S.A.                                                                    100                    Spain
Borden France, S.A.                                                                    100                    France
      Borden Packaging France S.A.                                                     100                    France
            Macaple S.A.                                                               100                    France

                                                                      EXHIBIT 21
                                                                     Page 3 of 4

                                  BORDEN, INC.

               SUBSIDIARIES OF REGISTRANT AS OF DECEMBER 31, 1995

                                                                The percentage of                         State or other
                                                                voting securities                         jurisdiction of
                                                                owned, or other                           incorporation
Subsidiaries of Registrant:                                     basis of control                          or organization
- ---------------------------                                     -----------------                         ---------------
Borden International (Europe) Ltd.                                                   100                    Delaware
Borden International, Inc.                                                           100                    Delaware
Borden International Philippines, Inc.                                                98                    Philippines
Borden Japan, Inc.                                                                   100                    Japan
Borden (Nederland), B.V.                                                             100                    Netherlands
      Bordex, B.V.                                                                   100                    Netherlands
      Borden Thermoforming, B.V.                                                     100                    Netherlands
      Business Inflight Services B.V.                                                 50                    Netherlands
      Thompack, B.V.                                                                 100                    Netherlands
Borden (NZ) Limited                                                                  100                    New Zealand
Borden (Proprietary) Limited                                                         100                    South Africa
      Babelegi Processing (Pty.) Ltd.                                                100                    South Africa
      Borden Foods (Pty.) Ltd.                                                       100                    South Africa
Borden Receivables Corp.                                                             100                    Delaware
Borden Scandanavia A/S                                                               100                    Norway
Borges, GmbH                                                                         100                    Germany
Compania Casco S.A. Industrial y Comercial                                            99                    Argentina
Compania Colombiana de Alimentos Lacteos, S.A.                                       100                    Colombia
Compania Internacional de Ventas, S.A.                                               100                    Panama
      Alba Quimica Industria e Comercio Ltda.                                        100                    Brazil
            Alba Amazonia S.A. Industrias Quimicas                                   100                    Brazil
                  Alba Nordeste Industrias Quimica Ltda.                             100                    Brazil
                  The Wenham Corp., S.A.                                             100                    Uruguay
      Bexley Finance, S.A.                                                           100                    Panama
            Bexley Comercio e Participacao Ltda.                                     100                    Brazil
      Borden Chemical (M.) Sdn. Bhd.                                                 100                    Malaysia
      Compania Chiricana de Leche, S.A.                                               96.8                  Panama
Compania Quimica Borden, S.A.                                                        100                    Panama
Compania Quimica Borden Ecuatoriana, S.A.                                             83.3                  Ecuador
Fabrica de Productos Borden, S.A.                                                    100                    Panama
F.I.A.P. Fabrica Italiana Articoli
      Plastici S.p.A                                                                 100                    Italy
        Cistefra S.r.l.                                                              100                    Italy
        FIAP Deutschland GmbH                                                        100                    Germany
        FIAP Hellas Ltd.                                                             100                    Greece
        Maite S.p.A.                                                                 100                    Italy
        Metur S.r.l.                                                                 100                    Italy
        Termofin S.p.A.                                                              100                    Italy

                                                                      EXHIBIT 21
                                                                     Page 4 of 4

                                  BORDEN, INC.
               SUBSIDIARIES OF REGISTRANT AS OF DECEMBER 31, 1995

                                                              The percentage of                         State or other
                                                              voting securities                         jurisdiction of
                                                              owned, or other                           incorporation
Subsidiaries of Registrant:                                   basis of control                          or organization
- ---------------------------                                   -----------------                         ---------------
Food and Snack Holdings (Singapore) Pte. Ltd.                                       50                    Singapore
      Borden Foods (Malaysia) Sdn. Bhd.                                             50                    Malaysia
Gregg Foods of Garden Grove, Inc.                                                  100                    Delaware
Gun Ei Borden International Resin Co. Ltd.                                          50                    Japan
Helados Borden, S.A.                                                               100                    Panama
Hitachi Borden Chemical Products, Inc.                                              50                    Japan
Italcolor, S.A.                                                                    100                    Uruguay
Marshland Energy, Inc.                                                             100                    New Jersey
Nedrob Affiliates, Inc.                                                            100                    Delaware
One Nedrob, Inc.                                                                   100                    Delaware
Orchard Corporation of Hong Kong, The                                              100                    Hong Kong
Productos Borden, Inc.                                                             100                    New Jersey
Qihe Dairy Corp. Ltd                                                                50                    Republic of China
Resinite (South Africa) Pty. Ltd.                                                  100                    South Africa
Snacks Distributors, Inc.                                                          100                    New Jersey
T.M.I. Associates, L.P.                                                             77.28                 Delaware
Wilhelm Weber, GmbH                                                                100                    Germany
      Grossbackerei Kamps Gmbh                                                     100                    Germany
      Kamps Backwaren Service Gmbh                                                 100                    Germany
      Grossbackerei Nuschelberg GmbH                                               100                    Germany
      W. Klemme, GmbH and Co. K.G.                                                  50                    Germany
      Lecker Baecker Gmbh                                                          100                    Germany
      Nur Hier Grossbackerei GmbH                                                  100                    Germany
      Stefansback Backwaren GmbH                                                   100                    Germany
      Weber-FSV Kft                                                                100                    Hungary
Zeelandia Investerings Partnership                                                 100                    New York
      T. K. Partner, Inc.                                                          100                    Delaware
Zip Corporation                                                                    100                    Delaware
      Zcan Investments Ltd.                                                        100                    Canada

NOTE: The above subsidiaries have been included in Borden's Consolidated Financial Statements on a consolidated or equity basis as appropriate. The names of certain subsidiaries, active and inactive, included in the Consolidated Financial Statements and of certain other subsidiaries not included therein, are omitted since when considered in the aggregate as a single subsidiary they do not constitute a significant subsidiary.